As filed with the Securities and Exchange
Commission on July 7, 2000

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/ Filed by a party other than the Registrant [ ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement as permitted by Rule 14a-6(e)(2)
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIYIELD INSURED FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials:

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
       and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

August 23, 2000

TO THE STOCKHOLDERS OF MUNIYIELD INSURED FUND, INC .:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of MuniYield Insured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, August  23, 2000 at 10:15 a.m. for the following purposes:

     (1) To elect a Board of Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 27, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August  9, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-877-504-5019.

                                                                                                          By Order of the Board of Directors

                                                                                                          BRADLEY J. LUCIDO
                                                                                                          Secretary

Plainsboro, New Jersey
Dated: July 7, 2000

PROXY STATEMENT

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

August 23, 2000

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Insured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, August 23, 2000 at 10:15 a.m. The approximate mailing date of this Proxy Statement is July 12, 2000.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on June  27, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 61,945,880 shares of common stock, par value $.10 per share ("Common Stock"), and 17,600 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

     (1) All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

     (2) All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted in favor of the five (5) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

To Be Elected by Holders of AMPS, Voting Separately as a Class:

				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships(1)	Director Since	Common Stock	AMPS
Walter Mintz(1)(2) 1114 Avenue of the Americas New York, New York 10036	71	Special Limited Partner of Cumberland Associates (investment partnership) since 1982.	1992	0	0

Melvin R. Seiden(1)(2) 780 Third Avenue Suite 2502 New York, New York 10017	69	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	1992	0	0

To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships (1)	Director Since	Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of MLIM and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	1999	0	0

Joe Grills(1)(2) P.O. Box 98 Rapidan, Virginia 22733	65	Member of the Committee of Investment of Employee Benefit Assets of the Association for Financial Professionals ("CIEBA") since 1986, Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines	1994	0	0

Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships (1)	Director Since	Common Stock	AMPS
Joe Grills (continued)		Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998; Member of the Investment Committee of the Woodberry Forest School since April, 2000

				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships (1)	Director Since	Common Stock	AMPS
Robert S. Salomon, Jr.(1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	63	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Regular columnist with the Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 until 1991; Trustee, Commonfund since 1980.	1996	0	0

Stephen B. Swensrud(1)(2) 88 Broad Street 2nd Floor Boston, Massachusetts 02110	67	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.	1992	0	0

Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	68	Chairman of FAM and MLIM from 1997 to 1999; President of FAM and MLIM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.	1992	0	0

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See "Compensation of Directors" below.

(2) Member of the Audit Committee of the Board of Directors.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committee and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Audit Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

     During the fiscal year ended October 31, 1999, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-interested Director") a fee of $4,000 per year plus $1,000 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, a fee of $4,000 per year plus $750 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $75,710 for the fiscal year ended October 31, 1999.

     The following table sets forth for the fiscal year ended October 31, 1999 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM ("FAM/MLIM Advised Funds"), to the non-interested Directors.

Name of Director	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation From Fund And Other FAM/MLIM Advised Funds Paid to Directors
Joe Grills(1)	$15,000	None	$245,250
Walter Mintz(1)	$15,000	None	$211,250
Robert S. Salomon, Jr.(1)	$15,000	None	$211,250
Melvin R. Seiden(1)	$15,000	None	$211,250
Stephen B. Swensrud(1)	$15,000	None	$232,250

(1) The Directors serve on the boards of other FAM/MLIM Advised Funds as follows: Mr. Grills (31 registered investment companies consisting of 47 portfolios); Mr. Mintz (21 registered investment companies consisting of 43 portfolios); Mr. Salomon (21 registered investment companies consisting of 43 portfolios); Mr. Seiden (21 registered investment companies consisting of 43 portfolios); Mr. Swensrud (30 registered investment companies consisting of 67 portfolios).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

Name and Principal Occupation	Office	Age	Officer Since
Terry K. Glenn Executive Vice President of FAM and MLIM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	President	59	1992*
Vincent R. Giordano Senior Vice President of FAM and MLIM since 1984; Senior Vice President of Princeton Services since 1993.	Senior Vice President	55	1992
Kenneth A. Jacob First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	Vice President	49	1992
William R. Bock Vice President of MLIM since 1989.	Vice President	64	1997

Name and Principal Occupation	Office	Age	Officer Since
Donald C. Burke Senior Vice President and Treasurer of FAM and MLIM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	Vice President and Treasurer	40	1993
Bradley J. Lucido Vice President of MLIM since 1999; attorney with MLIM since 1995; attorney in private practice from 1991 to 1995.	Secretary	34	1999

* Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for other investment companies for which FAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

LEGAL PROCEEDINGS

     On June 21, 1996, a putative class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

     On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint. The Court subsequently granted defendants' motion to dismiss plaintiffs' state law claims for breach of fiduciary duty and deceit, holding that Section 36(b) preempted these state law claims. Plaintiffs have appealed this decision. The Third Circuit agreed to hear plaintiffs' appeal and a decision is pending. Discovery in the case is ongoing.

     The defendants believe that the plaintiffs' allegations are without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds for any liabilities or expenses that they may incur in connection with this litigation.

ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, 1-877-504-5019, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500, plus out-of-pocket expenses estimated to be $200.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of E&Y as independent auditors.

     With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a majority of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a majority of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 2, "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and the AMPS represented, present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"'), holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

Address of Investment Adviser

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1999 or its semi-annual report for the six months ended April 30, 2000 to any stockholder upon request. Such requests should be directed to MuniYield Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

     It is currently intended that the 2001 Annual Meeting of Stockholders of the Fund will be held in August, 2001. If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 9, 2001.

                                                                                                          By Order of the Board of Directors
                                                                                                                         BRADLEY J. LUCIDO
                                                                                                                                   Secretary

Dated: July 7, 2000

COMMON STOCK

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2000 at the annual meeting of stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Joe Grills, Robert S. Salomon, Jr., Stephen B. Swensrud and Arthur Zeikel

2.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                          , 2000

Signature

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2000 at the annual meeting of stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

3

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud and Arthur Zeikel

2.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                          , 2000

Signature

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

4